                  OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1997 - A


                         MONTHLY SERVICER'S CERTIFICATE




     Accounting Date:                                    July 31, 2001
                                          -----------------------------
     Determination Date:                                August 7, 2001
                                          -----------------------------
     Distribution Date:                                August 15, 2001
                                          -----------------------------
     Monthly Period Ending:                              July 31, 2001
                                          -----------------------------


     This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1997, among Olympic Automobile Receivables Trust, 1997-A (the "Trust"), Olympic Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

     Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.



I.   Collection Account Summary

     Available Funds:
                   Payments Received                                               $5,939,175.71
                   Liquidation Proceeds (excluding Purchase Amounts)                 $261,712.79
                   Current Monthly Advances                                           $77,365.54
                   Amount of withdrawal, if any, from the Spread Account             $186,167.48
                   Monthly Advance Recoveries                                        ($70,814.29)
                   Purchase Amounts-Warranty and Administrative Receivables                $0.00
                   Purchase Amounts - Liquidated Receivables                               $0.00
                   Income from investment of funds in Trust Accounts                  $15,492.47
                                                                                 ----------------
     Total Available Funds                                                                            $6,409,099.70
                                                                                                    ================

     Amounts Payable on Distribution Date:
                   Reimbursement of Monthly Advances                                       $0.00
                   Backup Servicer Fee                                                     $0.00
                   Basic Servicing Fee                                                $72,166.20
                   Trustee and other fees                                                  $0.00
                   Class A-1 Interest Distributable Amount                                 $0.00
                   Class A-2 Interest Distributable Amount                                 $0.00
                   Class A-3 Interest Distributable Amount                                 $0.00
                   Class A-4 Interest Distributable Amount                                 $0.00
                   Class A-5 Interest Distributable Amount                           $435,838.63
                   Noteholders' Principal Distributable Amount                     $5,193,341.01
                   Certificate Holders Interest Distributable Amount                  $53,680.67
                   Certificate Holders Principal Distributable Amount                $654,073.18
                   Amounts owing and not paid to Security Insurer under
                         Insurance Agreement                                               $0.00
                   Supplemental Servicing Fees (not otherwise paid to Servicer)            $0.00
                   Spread Account Deposit                                                  $0.00
                                                                                 ----------------
     Total Amounts Payable on Distribution Date                                                       $6,409,099.70
                                                                                                    ================



                                 Page 1 (1997-A)

II.  Available Funds

     Collected Funds (see V)
                                        Payments Received                                       $5,939,175.71
                                        Liquidation Proceeds (excluding
                                           Purchase Amounts)                                      $261,712.79       $6,200,888.50
                                                                                              ----------------

     Purchase Amounts                                                                                                       $0.00

     Monthly Advances
                                        Monthly Advances - current Monthly Period (net)             $6,551.25
                                        Monthly Advances - Outstanding Monthly Advances
                                         not otherwise reimbursed to the Servicer                       $0.00           $6,551.25
                                                                                              ----------------

     Income from investment of funds in Trust Accounts                                                                 $15,492.47
                                                                                                                  ----------------

     Available Funds                                                                                                $6,222,932.22
                                                                                                                  ================

III. Amounts Payable on Distribution Date

          (i)(a)     Taxes due and unpaid with respect to the Trust
                     (not otherwise paid by OFL or the Servicer)                                                            $0.00

          (i)(b)     Outstanding Monthly Advances (not otherwise reimbursed
                     to Servicer and to be reimbursed on the Distribution Date)                                             $0.00

          (i)(c)     Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                        $0.00

          (ii)       Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                                       Owner Trustee                                                    $0.00
                                       Administrator                                                    $0.00
                                       Indenture Trustee                                                $0.00
                                       Indenture Collateral Agent                                       $0.00
                                       Lockbox Bank                                                     $0.00
                                       Custodian                                                        $0.00
                                       Backup Servicer                                                  $0.00
                                       Collateral Agent                                                 $0.00               $0.00
                                                                                              ----------------

          (iii)(a)   Basic Servicing Fee (not otherwise paid to Servicer)                                              $72,166.20

          (iii)(b)   Supplemental Servicing Fees (not otherwise paid to Servicer)                                           $0.00

          (iii)(c)   Servicer reimbursements for mistaken deposits or postings of checks
                     returned for insufficient funds (not otherwise reimbursed to Servicer)                                 $0.00

          (iv)       Class A-1 Interest Distributable Amount                                                                $0.00
                     Class A-2 Interest Distributable Amount                                                                $0.00
                     Class A-3 Interest Distributable Amount                                                                $0.00
                     Class A-4 Interest Distributable Amount                                                                $0.00
                     Class A-5 Interest Distributable Amount                                                          $435,838.63

          (v)        Noteholders' Principal Distributable Amount
                                       Payable to Class A-1 Noteholders                                                     $0.00
                                       Payable to Class A-2 Noteholders                                                     $0.00
                                       Payable to Class A-3 Noteholders                                                     $0.00
                                       Payable to Class A-4 Noteholders                                                     $0.00
                                       Payable to Class A-5 Noteholders                                             $5,193,341.01

          (vi)       Certificate Holders Interest Distributable Amount                                                 $53,680.67

          (vii)      Unpaid principal balance of the Class A-1 Notes after deposit to the Note Distribution Account of any funds in the Class
                     A-1 Holdback Subaccount (applies only on the Class A-1 Final
                     Scheduled Distribution Date)                                                                           $0.00

          (viii)     Certificate Principal Distributable Amount                                                       $654,073.18

          (ix)       Amounts owing and not paid to Security Insurer under Insurance Agreement                               $0.00
                                                                                                                  ----------------

                     Total amounts payable on Distribution Date                                                     $6,409,099.70
                                                                                                                  ================



                                 Page 2 (1997-A)

IV.      Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from
         Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
         Class A-1 Maturity Shortfall

         Spread Account deposit:

                       Amount of excess, if any, of Available Funds
                       over total amounts payable (or amount of such
                       excess up to the Spread Account Maximum Amount)                                                 $0.00

         Reserve Account Withdrawal on any Determination Date:

                       Amount of excess, if any, of total amounts payable over
                       Available Funds (excluding amounts payable under item
                       (vii) of Section III)                                                                           $0.00

                       Amount available for withdrawal from the Reserve Account
                       (excluding the Class A-1 Holdback Subaccount), equal to
                       the difference between the amount on deposit in the
                       Reserve Account and the Requisite Reserve Amount (amount
                       on deposit in the Reserve Account calculated taking into
                       account any withdrawals from or deposits to the Reserve
                       Account in respect of transfers of Subsequent
                       Receivables)                                                                                    $0.00

                       (The amount of excess of the total amounts payable
                       (excluding amounts payable under item (vii) of Section
                       III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve
                       Account, and deposited in the Collection Account.)

                       Amount of withdrawal, if any, from the Reserve Account                                          $0.00

         Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution
         Date:

                       Amount by which (a) the remaining principal balance of
                       the Class A-1 Notes exceeds (b) Available Funds after
                       payment of amounts set forth in item (v) of Section III                                         $0.00

                       Amount available in the Class A-1 Holdback Subaccount                                           $0.00

                       (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback
                       Subaccount, and deposited in the Note Distribution
                       Account for payment to the Class A-1 Noteholders)

                       Amount of withdrawal, if any, from the Class A-1 Holdback
                       Subaccount                                                                                      $0.00

         Deficiency Claim Amount:

                       Amount of excess, if any, of total amounts payable over
                       funds available for withdrawal from Reserve Amount, the
                       Class A-1 Holdback Subaccount and Available Funds                                               $0.00

                       (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of
                       Section III and pursuant to a withdrawal from the Class
                       A-1 Holdback Subaccount)

         Pre-Funding Account Shortfall:

                       Amount of excess, if any, on the Distribution Date on or
                       immediately following the end of the Funding Period, of
                       (a) the sum of the Class A-1 Prepayment Amount, the Class
                       A-2 Prepayment Amount, the Class A-3 Prepayment Amount,
                       the Class A-4 Prepayment Amount, and the Class A-5
                       Prepayment Amount over (b) the amount on deposit in the
                       Pre-Funding Account                                                                             $0.00

         Class A-1 Maturity Shortfall:

                       Amount of excess, if any, on the Class A-1 Final
                       Scheduled Distribution Date, of (a) the unpaid principal
                       balance of the Class A-1 Notes over (b) the sum of the
                       amounts deposited in the Note Distribution Account under
                       item (v) and (vii) of Section III or pursuant to a
                       withdrawal from the Class A-1 Holdback Subaccount.                                              $0.00

         (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity
         Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the
         Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the
         Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)



                                 Page 3 (1997-A)

V.       Collected Funds

         Payments Received:
                Supplemental Servicing Fees                                                               $0.00
                Amount allocable to interest                                                      $1,034,627.24
                Amount allocable to principal                                                     $4,904,548.47
                Amount allocable to Insurance Add-On Amounts                                              $0.00
                Amount allocable to Outstanding Monthly Advances
                  (reimbursed to the Servicer prior to deposit
                  in the Collection Account)                                                              $0.00
                                                                                                ----------------

         Total Payments Received                                                                                   $5,939,175.71

         Liquidation Proceeds:
                Gross amount realized with respect to Liquidated Receivables                        $302,176.68

                Less: (i) reasonable expenses incurred by Servicer
                   in connection with the collection of such Liquidated
                   Receivables and the repossession and disposition
                   of the related Financed Vehicles and (ii) amounts
                   required to be refunded to Obligors on such Liquidated Receivables               ($40,463.89)
                                                                                                ----------------

         Net Liquidation Proceeds                                                                                    $261,712.79

         Allocation of Liquidation Proceeds:
                Supplemental Servicing Fees                                                               $0.00
                Amount allocable to interest                                                              $0.00
                Amount allocable to principal                                                             $0.00
                Amount allocable to Insurance Add-On Amounts                                              $0.00
                Amount allocable to Outstanding Monthly Advances
                  (reimbursed to the Servicer prior to deposit
                  in the Collection Account)                                                              $0.00            $0.00
                                                                                                ----------------  ---------------

         Total Collected Funds                                                                                     $6,200,888.50
                                                                                                                  ===============

VI.      Purchase Amounts Deposited in Collection Account

         Purchase Amounts - Warranty Receivables                                                                           $0.00
                Amount allocable to interest                                                              $0.00
                Amount allocable to principal                                                             $0.00
                Amount allocable to Outstanding Monthly Advances
                  (reimbursed to the Servicer prior to deposit
                  in the Collection Account)                                                              $0.00

         Purchase Amounts - Administrative Receivables                                                                     $0.00
                Amount allocable to interest                                                              $0.00
                Amount allocable to principal                                                             $0.00
                Amount allocable to Outstanding Monthly Advances
                  (reimbursed to the Servicer prior to deposit
                  in the Collection Account)                                                              $0.00
                                                                                                ----------------

         Total Purchase Amounts                                                                                            $0.00
                                                                                                                  ===============

VII.     Reimbursement of Outstanding Monthly Advances

         Outstanding Monthly Advances                                                                                $141,812.83

         Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                Payments received from Obligors                                                     ($70,814.29)
                Liquidation Proceeds                                                                      $0.00
                Purchase Amounts - Warranty Receivables                                                   $0.00
                Purchase Amounts - Administrative Receivables                                             $0.00
                                                                                                ----------------

         Outstanding Monthly Advances to be netted against Monthly
           Advances for the current Monthly Period                                                                   ($70,814.29)

         Outstanding Monthly Advances to be reimbursed out of
           Available Funds on the Distribution Date                                                                  ($70,814.29)

         Remaining Outstanding Monthly Advances                                                                       $70,998.54

         Monthly Advances - current Monthly Period                                                                    $77,365.54
                                                                                                                  ---------------

         Outstanding Monthly Advances - immediately following the Distribution Date                                  $148,364.08
                                                                                                                  ===============



                                 Page 4 (1997-A)

VIII.    Calculation of Interest and Principal Payments

         A.  Calculation of Principal Distribution Amount

                   Payments received allocable to principal                                                        $4,904,548.47
                   Aggregate of Principal Balances as of the Accounting Date of all
                     Receivables that became Liquidated Receivables
                     during the Monthly Period                                                                       $942,865.72
                   Purchase Amounts - Warranty Receivables allocable to principal                                          $0.00
                   Purchase Amounts - Administrative Receivables allocable to principal                                    $0.00
                   Amounts withdrawn from the Pre-Funding Account                                                          $0.00
                   Cram Down Losses                                                                                        $0.00
                                                                                                                  ---------------

                   Principal Distribution Amount                                                                   $5,847,414.19
                                                                                                                  ===============

         B.  Calculation of Class A-1 Interest Distributable Amount

                   Class A-1 Monthly Interest Distributable Amount:

                   Outstanding principal balance of the Class A-1
                      Notes (as of the immediately preceding
                      Distribution Date after distributions
                      of principal to Class A-1 Noteholders on such Distribution Date)                $0.00

                   Multiplied by the Class A-1 Interest Rate                                          5.500%

                   Multiplied by actual days in the period or in the case of the first
                   Distribution Date, by 25/360                                                  0.08611111                $0.00
                                                                                               -------------

                   Plus any unpaid Class A-1 Interest Carryover Shortfall                                                  $0.00
                                                                                                                  ---------------

                   Class A-1 Interest Distributable Amount                                                                 $0.00
                                                                                                                  ===============

         C.  Calculation of Class A-2 Interest Distributable Amount

                   Class A-2 Monthly Interest Distributable Amount:

                   Outstanding principal balance of the Class A-2
                      Notes (as of the immediately preceding
                      Distribution Date after distributions
                      of principal to Class A-2 Noteholders on such Distribution Date)                $0.00

                   Multiplied by the Class A-2 Interest Rate                                          6.125%

                   Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360   0.08333333                $0.00
                                                                                               -------------

                   Plus any unpaid Class A-2 Interest Carryover Shortfall                                                  $0.00
                                                                                                                  ---------------

                   Class A-2 Interest Distributable Amount                                                                 $0.00
                                                                                                                  ===============

         D.  Calculation of Class A-3 Interest Distributable Amount

                   Class A-3 Monthly Interest Distributable Amount:

                   Outstanding principal balance of the Class A-3
                      Notes (as of the immediately preceding
                      Distribution Date after distributions
                      of principal to Class A-3 Noteholders on such Distribution Date)                $0.00

                   Multiplied by the Class A-3 Interest Rate                                          6.400%

                   Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360   0.08333333                $0.00
                                                                                               -------------

                   Plus any unpaid Class A-3 Interest Carryover Shortfall                                                  $0.00
                                                                                                                  ---------------

                   Class A-3 Interest Distributable Amount                                                                 $0.00
                                                                                                                  ===============

         E.  Calculation of Class A-4 Interest Distributable Amount

                   Class A-4 Monthly Interest Distributable Amount:

                   Outstanding principal balance of the Class A-4
                      Notes (as of the immediately preceding
                      Distribution Date after distributions
                      of principal to Class A-4 Noteholders on such Distribution Date)                $0.00

                   Multiplied by the Class A-4 Interest Rate                                          6.625%

                   Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360   0.08333333                $0.00
                                                                                               -------------

                   Plus any unpaid Class A-4 Interest Carryover Shortfall                                                  $0.00
                                                                                                                  ---------------

                   Class A-4 Interest Distributable Amount                                                                 $0.00
                                                                                                                  ===============



                                 Page 5 (1997-A)

         F.  Calculation of Class A-5 Interest Distributable Amount

                  Class A-5 Monthly Interest Distributable Amount:

                  Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after
                    distributions of principal to Class A-5 Noteholders on such
                    Distribution Date)                                                        $6,912,700.23

                  Multiplied by the Class A-5 Interest Rate                                           6.800%

                  Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360    0.08333333          $435,838.63
                                                                                              --------------

                  Plus any unpaid Class A-5 Interest Carryover Shortfall                                                   $0.00
                                                                                                                 ----------------

                  Class A-5 Interest Distributable Amount                                                            $435,838.63
                                                                                                                 ================


         H.  Calculation of Noteholders' Interest Distributable Amount

                  Class A-1 Interest Distributable Amount                                             $0.00
                  Class A-2 Interest Distributable Amount                                             $0.00
                  Class A-3 Interest Distributable Amount                                             $0.00
                  Class A-4 Interest Distributable Amount                                             $0.00
                  Class A-5 Interest Distributable Amount                                       $435,838.63

                  Noteholders' Interest Distributable Amount                                                         $435,838.63
                                                                                                                 ================

         I.  Calculation of Noteholders' Principal Distributable Amount:

                   Noteholders' Monthly Principal Distributable Amount:

                   Principal Distribution Amount                                              $5,847,414.19

                   Multiplied by Noteholders' Percentage ((i) for each
                      Distribution Date before the principal balance of the
                      Class A-1 Notes is reduced to zero, 100%, (ii) for the
                      Distribution Date on which the principal balance of the
                      Class A-1 Notes is reduced to zero, 100% until the
                      principal balance of the Class A-1 Notes is reduced to
                      zero and with respect to any remaining portion of the
                      Principal Distribution Amount, the initial principal
                      balance of the Class A-2 Notes over the Aggregate
                      Principal Balance (plus any funds remaining on deposit in
                      the Pre-Funding Account) as of the Accounting Date for the
                      preceding Distribution Date minus that portion of the
                      Principal Distribution Amount applied to retire the Class
                      A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on
                      the Determination Date over the Aggregate Principal
                      Balance (plus any funds remaining on deposit in the
                      Pre-Funding Account) as of the Accounting Date for the
                      preceding Distribution Date)                                                    88.81%      $5,193,341.01
                                                                                              --------------


                  Unpaid Noteholders' Principal Carryover Shortfall                                                       $0.00
                                                                                                                 ---------------

                  Noteholders' Principal Distributable Amount                                                     $5,193,341.01
                                                                                                                 ===============

         J.  Application of Noteholders' Principal Distribution Amount:

                  Amount of Noteholders' Principal Distributable Amount payable to Class A-1 Notes (equal to entire Noteholders' Principal
                  Distributable Amount until the principal balance of the Class
                  A-1 Notes is reduced to zero)                                                                           $0.00
                                                                                                                 ===============

                  Amount of Noteholders' Principal Distributable Amount payable to Class A-2 Notes (no portion of the Noteholders' Principal
                  Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero; thereafter, equal to the entire Noteholders'
                  Principal Distributable Amount)                                                                 $5,193,341.01
                                                                                                                 ===============



                                 Page 6 (1997-A)

         K.  Calculation of Certificate Holders Interest Distributable Amount

                  Certificate Holders Monthly Interest Distributable Amount:

                  Certificate Balance (as of the close of business
                     on the preceding Distribution Date)                                        $9,686,738.08

                  Multiplied by the Certificate Pass-Through Rate                                       6.650%

                  Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360      0.08333333          $53,680.67
                                                                                               ---------------

                  Plus any unpaid Certificate Interest Carryover Shortfall                                                  $0.00
                                                                                                                     -------------

                  Certificate Holders Interest Distributable Amount                                                    $53,680.67
                                                                                                                     =============

         L.  Calculation of Certificate Principal Distributable Amount:

                  Certificate Holders Monthly Principal Distributable Amount:

                  Principal Distribution Amount                                                 $5,847,414.19

                  Multiplied by Certificateholders' Percentage ((i) for each
                     Distribution Date before the principal balance of the Class
                     A-1 Notes is reduced to zero, 0%, (ii) for the Distribution
                     Date on which the principal balance of the Class A-1 Notes is reduced to zero, 0% until the principal balance of the
                     Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount,
                     100% minus the Noteholders' Percentage (computed after
                     giving effect to the retirement of the Class A-1 Notes) and
                     (iii) for each Distribution Date thereafter, 100% minus
                     Noteholders' Percentage)                                                           11.19%        $654,073.18
                                                                                               ---------------

                  Unpaid Certificate Holders Principal Carryover Shortfall                                                  $0.00
                                                                                                                     -------------

                  Certificate Holders Principal Distributable Amount                                                  $654,073.18
                                                                                                                     =============

            IX.   Pre-Funding Account

                  A.  Withdrawals from Pre-Funding Account:

                  Amount on deposit in the Pre-Funding Account as of the preceding
                     Distribution Date or, in the case of the first Distribution
                     Date, as of the Closing Date                                                                           $0.00

                                                                                                                     -------------
                                                                                                                            $0.00
                                                                                                                     =============

                  Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date (an amount equal to (a) $0
                     (the aggregate Principal Balance of Subsequent Receivables transferred to the Trust) plus (b) $0 (an amount equal to
                     $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer of Subsequent Receivables
                     over (ii) $0))                                                                                         $0.00

                  Less: any amounts remaining on deposit in the Pre-Funding
                     Account in the case of the May 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account
                     has been Pre-Funding Account has been reduced to $100,000
                     or less as of the Distribution Date (see B below)                                                      $0.00
                                                                                                                     -------------

                  Amount remaining on deposit in the Pre-Funding Account after
                     Distribution Date
                                              Pre-Funded Amount                                         $0.00
                                                                                               ---------------
                                                                                                                            $0.00
                                                                                                                     =============


                                 Page 7 (1997-A)

            IX.   Pre-Funding Account (cont.)

                  B. Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

                  Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded Amount not being reduced to zero on the
                     Distribution Date on or immediately preceding the end of
                     the Funding Period (May 1997 Distribution Date) or the
                     Pre-Funded Amount being reduced to $100,000 or less on any
                     Distribution Date                                                                                   $0.00

                  Class A-1 Prepayment Amount (equal to the Class A-1
                     Noteholders' pro rata share (based on the respective
                     current outstanding principal balance of each class of
                     Notes and the current Certificate Balance) of the
                     Pre-Funded Amount as of the Distribution Date)                                                      $0.00

                  Class A-2 Prepayment Amount (equal to the Class A-2
                     Noteholders' pro rata share (based on the respective
                     current outstanding principal balance of each class of
                     Notes and the current Certificate Balance) of the
                     Pre-Funded Amount as of the Distribution Date)                                                      $0.00

                  Class A-3 Prepayment Amount (equal to the Class A-3
                     Noteholders' pro rata share (based on the respective
                     current outstanding principal balance of each class of
                     Notes and the current Certificate Balance) of the
                     Pre-Funded Amount as of the Distribution Date)                                                      $0.00

                  Class A-4 Prepayment Amount (equal to the Class A-4
                     Noteholders' pro rata share (based on the respective
                     current outstanding principal balance of each class of
                     Notes and the current Certificate Balance) of the
                     Pre-Funded Amount as of the Distribution Date)                                                      $0.00

                  Class A-5 Prepayment Amount (equal to the Class A-5
                     Noteholders' pro rata share (based on the respective
                     current outstanding principal balance of each class of
                     Notes and the current Certificate Balance) of the
                     Pre-Funded Amount as of the Distribution Date)                                                      $0.00

                  Certificate Prepayment Amount (equal to the
                     Certificateholders' pro rata share (based on the respective current outstanding principal balance of each class of
                     Notes and the current Certificate Balance) of the
                     Pre-Funded Amount as of the Distribution Date)                                                      $0.00

                  C.  Prepayment Premiums:

                  Class A-1 Prepayment Premium                                                                           $0.00
                  Class A-2 Prepayment Premium                                                                           $0.00
                  Class A-3 Prepayment Premium                                                                           $0.00
                  Class A-4 Prepayment Premium                                                                           $0.00
                  Class A-5 Prepayment Premium                                                                           $0.00

                  Certificate Prepayment Premium                                                                         $0.00


                                 Page 8 (1997-A)

             X.   Reserve Account

                  Requisite Reserve Amount:

                  Portion of Requisite Reserve Amount calculated with respect to
                     Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
                     Notes, Class A-5 Notes, and Certificates:

                               Product of (x) 6.34% (weighted average interest of Class A-1 Interest Rate, Class
                               A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate, Class A-5
                               Interest Rate and Certificate Interest Rate (based on the outstanding Class A-1,
                               Class A-2 Class A-3, Class A-4, and Class A-5 principal balance and the Certificate
                               Balance), divided by 360, (y) $0.00 (the Pre-Funded Amount on such Distribution
                               Date) and (z) 0 (the number of days until the May 1997 Distribution Date))                    $0.00

                               Less the product of (x) 2.5% divided by 360, (y) $0.00 (the Pre-Funded Amount on such Distribution Date) and (z) 0 (the number of days until the April 1997
                               Distribution Date)                                                                           ($0.00)
                                                                                                                     --------------


                  Requisite Reserve Amount                                                                                  ($0.00)
                                                                                                                     ==============

                  Amount on deposit in the Reserve Account (other than the Class
                     A-1 Holdback Subaccount) as of the preceding Distribution
                     Date or, in the case of the first Distribution Date, as of
                     the Closing Date                                                                                        $0.00

                  Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the
                     Class A-1 Holdback Subaccount) (which excess is to be
                     deposited by the Indenture Trustee in the Reserve Account
                     from amounts withdrawn from the Pre-Funding Account in
                     respect of transfers of Subsequent Receivables)                                                         $0.00

                  Less: the excess, if any, of the amount on deposit in the
                     Reserve Account (other than the Class A-1 Holdback
                     Subaccount) over the Requisite Reserve Amount (and amount
                     withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which
                     excess is to be transferred by the Indenture Trustee to or upon the order of the General Partners from amounts
                     withdrawn from the Pre-Funding Account in respect of
                     transfers of Subsequent Receivables)                                                              $186,167.48

                  Less: withdrawals from the Reserve Account (other than the
                     Class A-1 Holdback Subaccount) to cover the excess, if any,
                     of total amount payable over Available Funds (see IV above)                                      ($186,167.48)
                                                                                                                     --------------

                  Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback Subaccount) after the Distribution
                     Date                                                                                                    $0.00
                                                                                                                     ==============

            XI.   Class A-1 Holdback Subaccount:

                  Class A-1 Holdback Amount:

                  Class A-1 Holdback Amount as of preceding Distribution Date or
                     the Closing Date, as applicable,                                                                        $0.00

                  Plus deposit to the Class A-1 Holdback Subaccount (equal to
                     2.5% of the amount, if any, by which $0 (the Target
                     Original Pool Balance set forth in the Sale and Servicing
                     Agreement) is greater than $0 (the Original Pool Balance
                     after giving effect to the transfer of Subsequent
                     Receivables on the Distribution Date or on a Subsequent
                     Transfer Date preceding the Distribution Date))                                                         $0.00

                  Less withdrawal, if any, of amount from the Class A-1 Holdback
                     Subaccount to cover a Class A-1 Maturity Shortfall (see IV
                     above)                                                                                                  $0.00

                  Less withdrawal, if any, of amount remaining in the Class A-1
                     Holdback Subaccount on the Class A-1 Final Scheduled
                     Maturity Date after giving effect to any payment out of the
                     Class A-1 Holdback Subaccount to cover a Class A-1 Maturity
                     Shortfall (amount of withdrawal to be released by the
                     Indenture Trustee to the General Partners)                                                              $0.00
                                                                                                                     --------------

                  Class A-1 Holdback Subaccount immediately following the
                     Distribution Date                                                                                       $0.00
                                                                                                                     ==============


                                 Page 9 (1997-A)

            XII.  Calculation of Servicing Fees

                  Aggregate Principal Balance as of the first day of the
                    Monthly Period                                             $86,599,438.31
                  Multiplied by Basic Servicing Fee Rate                                 1.00%
                  Multiplied by Months per year                                      0.083333%
                                                                              ----------------

                  Basic Servicing Fee                                                             $72,166.20

                  Less: Backup Servicer Fees (annual rate of 1 bp)                                     $0.00

                  Supplemental Servicing Fees                                                          $0.00
                                                                                                -------------

                  Total of Basic Servicing Fees and Supplemental Servicing Fees                                         $72,166.20
                                                                                                                ===================

           XIII.  Information for Preparation of Statements to Noteholders

                  a.           Aggregate principal balance of the Notes as of first day of Monthly Period
                                                 Class A-1 Notes                                                             $0.00
                                                 Class A-2 Notes                                                             $0.00
                                                 Class A-3 Notes                                                             $0.00
                                                 Class A-4 Notes                                                             $0.00
                                                 Class A-5 Notes                                                    $76,912,700.23

                  b.           Amount distributed to Noteholders allocable to principal
                                                 Class A-1 Notes                                                             $0.00
                                                 Class A-2 Notes                                                             $0.00
                                                 Class A-3 Notes                                                             $0.00
                                                 Class A-4 Notes                                                             $0.00
                                                 Class A-5 Notes                                                     $5,193,341.01

                  c.           Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                                 Class A-1 Notes                                                             $0.00
                                                 Class A-2 Notes                                                             $0.00
                                                 Class A-3 Notes                                                             $0.00
                                                 Class A-4 Notes                                                             $0.00
                                                 Class A-5 Notes                                                    $71,719,359.22

                  d.           Interest distributed to Noteholders
                                                 Class A-1 Notes                                                             $0.00
                                                 Class A-2 Notes                                                             $0.00
                                                 Class A-3 Notes                                                             $0.00
                                                 Class A-4 Notes                                                             $0.00
                                                 Class A-5 Notes                                                       $435,838.63

                  e.           Remaining Certificate Balance                                                         $9,032,664.90

                  f.           1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount
                                   from preceding statement)                                                                 $0.00
                               2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount
                                   from preceding statement)                                                                 $0.00
                               3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount
                                   from preceding statement)                                                                 $0.00
                               4.  Class A-4 Interest Carryover Shortfall, if any (and change in amount
                                   from preceding statement)                                                                 $0.00
                               5.  Class A-5 Interest Carryover Shortfall, if any (and change in amount
                                   from preceding statement)                                                                 $0.00
                               7.  Certificate Interest Carryover Shortfall, if any (and change in amount
                                   from preceding statement)                                                                 $0.00
                               8.  Certificate Principal Carryover Shortfall, if any (and change in amount
                                   from preceding statement)                                                                 $0.00



                                Page 10 (1997-A)

            XIV.  Information for Preparation of Statements to Noteholders (continued)
                  g.           Amount distributed payable out of amounts withdrawn from
                                  or pursuant to:
                               1.  Reserve Account                                              $186,167.48
                               2.  Spread Account Class A-1 Holdback Subaccount                       $0.00
                               3.  Claim on the Note Policy                                           $0.00

                  h.           Remaining Pre-Funded Amount                                                                   $0.00

                  i.           Remaining Reserve Amount                                                                      $0.00

                  j.           Amount on deposit on Class A-1 Holdback Subaccount                                            $0.00

                  k.           Prepayment amounts
                                                 Class A-1 Prepayment Amount                                                 $0.00
                                                 Class A-2 Prepayment Amount                                                 $0.00
                                                 Class A-3 Prepayment Amount                                                 $0.00
                                                 Class A-4 Prepayment Amount                                                 $0.00
                                                 Class A-5 Prepayment Amount                                                 $0.00

                  l.           Prepayment Premiums
                                                 Class A-1 Prepayment Premium                                                $0.00
                                                 Class A-2 Prepayment Premium                                                $0.00
                                                 Class A-3 Prepayment Premium                                                $0.00
                                                 Class A-4 Prepayment Premium                                                $0.00
                                                 Class A-5 Prepayment Premium                                                $0.00

                  m.           Total of Basic Servicing Fee, Supplemental Servicing
                                  Fees and other fees, if any, paid by the Trustee
                                  on behalf of the Trust                                                                $72,166.20

                  n.           Note Pool Factors (after giving effect to distributions
                                  on the Distribution Date)
                                                 Class A-1 Notes                                                        0.00000000
                                                 Class A-2 Notes                                                        0.00000000
                                                 Class A-3 Notes                                                        0.00000000
                                                 Class A-4 Notes                                                        0.00000000
                                                 Class A-5 Notes                                                        0.86232246

            XV.   Information for Preparation of Statements to Certificateholders
                  a.           Aggregate Certificate Balance as of first day of Monthly Period                       $9,686,738.08

                  b.           Amount distributed to Certificateholders allocable to principal                         $654,073.18

                  c.           Aggregate Certificate Balance (after giving effect to
                                  distributions on the Distribution Date)                                            $9,032,664.90

                  d.           Interest distributed to  Certificateholders                                              $53,680.67

                  e.           Remaining Certificate Balance                                                         $9,032,664.90

                  f.           Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                                 Class A-1 Notes                                                             $0.00
                                                 Class A-2 Notes                                                             $0.00
                                                 Class A-3 Notes                                                             $0.00
                                                 Class A-4 Notes                                                             $0.00
                                                 Class A-5 Notes                                                    $71,719,359.22

                  g.           1.  Class A-1 Interest Carryover Shortfall, if any,
                                   (and change in amount from preceding statement)                                           $0.00
                               2.  Class A-2 Interest Carryover Shortfall, if any,
                                   (and change in amount from preceding statement)                                           $0.00
                               3.  Class A-3 Interest Carryover Shortfall, if any,
                                   (and change in amount from preceding statement)                                           $0.00
                               4.  Class A-4 Interest Carryover Shortfall, if any,
                                   (and change in amount from preceding statement)                                           $0.00
                               5.  Class A-5 Interest Carryover Shortfall, if any,
                                   (and change in amount from preceding statement)                                           $0.00
                               7.  Certificate Interest Carryover Shortfall, if any,
                                   (and change in amount from preceding statement)                                           $0.00
                               8.  Certificate Principal Carryover Shortfall, if any,
                                   (and change in amount from preceding statement)                                           $0.00

                  h.           Amount distributed payable out of amounts withdrawn
                                  from or pursuant to:
                               1.  Reserve Account                                              $186,167.48
                               2.  Spread Account                                                     $0.00
                               3.  Claim on the Certificate Policy                                    $0.00

                  i.           Remaining Pre-Funded Amount                                                                   $0.00

                  j.           Remaining Reserve Amount                                                                      $0.00

                  k.           Certificate Prepayment Amount                                                                 $0.00

                  l.           Certificate Prepayment Premium                                                                $0.00

                  m.           Total of Basic Servicing Fee, Supplemental Servicing
                                  Fees and other fees, if any, paid by the Trustee
                                  on behalf of the Trust                                                                $72,166.20

                  n.           Certificate Pool Factor (after giving effect to
                                  distributions on the Distribution Date)                                               0.11655051



                                Page 11 (1997-A)

            XVI.  Pool Balance and Aggregate Principal Balance

                               Original Pool Balance at beginning of Monthly Period                                $774,999,994.84
                               Subsequent Receivables                                                                        $0.00
                                                                                                                 ------------------
                               Original Pool Balance at end of Monthly Period                                      $774,999,994.84
                                                                                                                 ==================

                               Aggregate Principal Balance as of preceding Accounting Date                           86,599,438.31
                               Aggregate Principal Balance as of current Accounting Date                            $80,752,024.12


                  Monthly Period Liquidated Receivables                                   Monthly Period Administrative Receivables

                                         Loan #                     Amount                            Loan #               Amount
                                         ------                     ------                            ------               ------
                           see attached listing                  $942,865.72            see attached listing                  --
                                                                       $0.00                                               $0.00
                                                                       $0.00                                               $0.00
                                                                       $0.00                                               $0.00
                                                                -------------                                             -------
                                                                 $942,865.72                                               $0.00
                                                                =============                                             =======

           XVIII. Delinquency Ratio

                  Sum of Principal Balances (as of the Accounting
                     Date) of all Receivables delinquent more than 30
                     days with respect to all or any portion of a
                     Scheduled Payment as of the Accounting Date                         $7,145,025.65

                  Aggregate Principal Balance as of the Accounting Date                 $80,752,024.12
                                                                                    -------------------

                  Delinquency Ratio                                                                                     8.84810719%
                                                                                                                       ============


         IN WITNESS WHEREOF, I, Cindy A. Barmeier, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                       ARCADIA FINANCIAL LTD.

By:                                    By:
   -----------------------------          --------------------------------------
Name: Daniel Radev                     Name: Cindy A. Barmeier
     ---------------------------            ------------------------------------
Title: Assistant Secretary             Title: Assistant Vice President
      --------------------------             -----------------------------------


                                Page 12 (1997-A)